SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                 Amendment No. 1

                                       to

                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 24, 1997

                        OREGON METALLURGICAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Oregon
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  0-1339                                        93-0448167
         -----------------------                             -------------------
         (Commission File Number)                              (IRS Employer
                                                             Identification No.)




                     530 34th Avenue S.W.,  Albany, OR     97321
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (541) 967-9000
                                                           --------------



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ITEM 5.  OTHER EVENTS.

         On December 12, 1996 the Board of Directors of Oregon Metallurgical Corporation, an Oregon corporation (the "Company"), authorized and declared a dividend of a right to purchase one-fifth of a share of common stock, par value $1.00 ("Common Share") and a note for each Common Share of the Company outstanding as of January 3, 1997 (the "Record Date"). On April 24, 1997, the Company's Restated Articles of Incorporation were amended to increase the number of authorized Common Shares from 25 million to 80 million. On July 24, 1997, the Board of Directors amended the Rights Agreement to replace the right with one Common Share right (the "Right"). The Rights were issued subject to the terms of the Rights Agreement, dated December 12, 1996 and amended as of July 24, 1997 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, LLC, as Rights Agent.

         The Rights Agreement provides that Common Shares which become outstanding after the Record Date will also be entitled to one Right per Common Share. The Rights are in all respects governed by and subject to the terms of the Rights Agreement, as it may be amended, and incorporated herein by reference. A summary description of the Rights is set forth in Exhibit B to the Rights Agreement, which description is qualified by reference to the Rights Agreement.

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired. However, the Rights generally should not interfere with any merger or other business combination approved by the Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of business acquired:  None.

         (b)  Pro forma financial information:  None.

         (c)  Exhibits:


                Exhibit Number             Exhibit
                --------------             -------


                10.1                       Rights Agreement (including a Form
                                           of Rights Certificate as Exhibit A
                                           and a Summary of Rights to Purchase
                                           Common Shares as Exhibit B) (Filed as
                                           Exhibit 1 to the Company's
                                           Registration Statement on Form 8-A
                                           (SEC Reg. No.000-01339) and
                                           incorporated by reference herein).
                99.1                       Form of letter to shareholders,
                                           dated October 20, 1997




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           OREGON METALLURGICAL CORPORATION
                                           (Registrant)


Date: October 21, 1997                     By: /s/ Dennis P. Kelly
      -------------------                     ----------------------------------
                                           Dennis P. Kelly
                                           Vice President Finance
                                           Treasurer and Chief Financial Officer


                                Index to Exhibits

                Exhibit Number             Exhibit
                --------------             -------


                10.1                       Rights Agreement (including a Form
                                           of Rights Certificate as Exhibit A
                                           and a Summary of Rights to Purchase
                                           Common Shares as Exhibit B) (Filed as
                                           Exhibit 1 to Form 8-A Registration
                                           Statement 000-01339 and incorporated
                                           by reference herein).
                99.1                       Form of letter to shareholders,
                                           dated October 20, 1997.






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